UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2023

CACTUS ACQUISITION CORP. 1 LTD.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40981	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4B Cedar Brook Drive
Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

(609) 495-2222

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2023, upon the shareholders’ approval of the Trust Extension Proposal (as defined and described in Item 5.07 below), Cactus Acquisition Corp. 1 Ltd. (the “Company”), entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated November 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to allow the extension of the date by which the Company must consummate its initial business combination from May 2, 2023 to November 2, 2023, or such earlier date as may be determined by the Company’s board of directors (the “Extension”).

The foregoing description is qualified in its entirety by reference to the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

On April 20, 2023, in connection with the shareholders’ approval of the Extension Amendment, Cactus Healthcare Management, L.P. (the “Sponsor”) committed to contributing up to $240,000 to the Company’s trust account (the “Trust Account”), consisting of $40,000 on or before May 2, 2023, and $40,000 on or before the 2nd day of each subsequent calendar month until (but excluding) November 2, 2023 or such earlier date on which (a) the Company’s board of directors determines to liquidate the Company or (b) an initial business combination is completed. These contributions will be funded from the $450,000 amount which the Sponsor has already committed to fund to the Company under the promissory note, dated March 16, 2022, in a principal amount of $450,000, that the Company has issued to the Sponsor (the “Note”).

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company. The Note may not be repaid by the Company from funds in the Company’s trust account, and the Sponsor has waived its right to any potential claim against those funds. Unpaid principal amounts outstanding under the Note may be converted by the Sponsor into warrants to purchase the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), at a conversion price of $1.50 per warrant. Each such warrant would have an exercise price of $11.50 per underlying share of the Company and would otherwise be identical to the private warrants sold by the Company to the Sponsor concurrently with the Company’s initial public offering.

The foregoing description is qualified in its entirety by reference to the Note, which serves as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure concerning the Note contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2023, the Company filed two amendments (the “Extension Amendment” and the “Conversion Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”) with the Registrar of Companies in the Cayman Islands. The Extension Amendment extends the date by which the Company must consummate its initial business combination from May 2, 2023 to November 2, 2023, or such earlier date as determined by the Company’s board of directors. The Conversion Amendment amends certain provisions of the Amended and Restated Articles in order to allow each holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into the Company’s Class A ordinary shares on a one-for-one basis prior to the closing of a business combination, at the election of such holder.

The foregoing description is qualified in its entirety by reference to the Extension Amendment and Conversion Amendment, copies of which are attached as Exhibits 3.1 and 3.2, respectively, hereto and which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 20, 2023, the Company held an extraordinary general meeting in lieu of the 2023 annual general meeting of the Company (the “Meeting”). At the Meeting, the Company’s shareholders approved the following proposals: (i) a proposal to approve, by way of special resolution, the Extension Amendment to the Amended and Restated Articles, to extend the date by which the Company has to consummate a business combination from May 2, 2023 to November 2, 2023 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Proposal”); (ii) a proposal to amend the Company’s Trust Agreement to extend the date by which the Company would be required to consummate a business combination from May 2, 2023 to November 2, 2023, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension Proposal”); (iii) a proposal to approve, by way of special resolution, the Conversion Amendment to the Amended and Restated Articles, to provide for the right of a holder of Class B ordinary shares to convert such shares into Class A ordinary shares, on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment Proposal”); and (iv) a proposal to approve, by way of ordinary resolution of the holders of the Class B ordinary shares, the re-appointment of each of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D. as a director of the Company until the second succeeding annual general meeting of the Company and until their successors are elected and qualified (the “Director Election Proposal”).

The affirmative vote of at least two-thirds (2/3) of the ordinary shares of the Company (the “Ordinary Shares”), consisting of the Class A ordinary shares and Class B ordinary shares, voting as a single class, voted at the Meeting was required to approve each of the Articles Extension Proposal and the Conversion Amendment Proposal, the affirmative vote of at least 65% of the outstanding Ordinary Shares entitled to vote thereon was required to approve the Trust Extension Proposal, and the affirmative vote of a at least a majority of the Class B ordinary shares voting on the Director Election Proposal was required for the re-election of each of the directors under the Director Election Proposal. Each such requisite majority was achieved at the Meeting.

10,185,471 Class A ordinary shares were redeemed in connection with the Extension, resulting in 2,464,529 Class A Ordinary Shares outstanding.

Set forth below are the final voting results for each of the proposals:

Articles Extension Proposal

The Articles Extension Proposal was approved. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
11,270,029	1,466,596	0

Trust Extension Proposal

The Trust Extension Proposal was approved. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
11,270,029	1,466,596	0

Conversion Amendment Proposal

The Conversion Amendment Proposal was approved. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
11,270,029	1,466,596	0

Director Election Proposal

The Director Proposal was approved, and each of Ofer Gonen, Nachum (Homi) Shamir, Hadar Ron, M.D., David J. Shulkin, M.D., and David Sidransky, M.D. was re-elected to the Company’s board of directors. The voting results of the Class B ordinary shares for each of the nominees was as follows:

For	Against	Abstain
3,162,500	0	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendments to Articles 49.7 and 49.8 of the Amended and Restated Memorandum and Articles of Association of the Company
3.2	Amendments to Articles 17.2 through 17.6 of the Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to Investment Management Trust Agreement, dated as of April 20, 2023
10.2	Promissory Note, dated March 16, 2022, issued by the Company to the Sponsor (1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Incorporated by reference to Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 30, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACTUS ACQUISITION CORP. 1 LTD.

By:	/s/ Stephen T. Wills
Name:	Stephen T. Wills
Title:	Chief Financial Officer

Date: April 25, 2023

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